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                                                                    Exhibit 10.3
                                                         EXECUTION COPY

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      This Second Amendment (this "Amendment") to the Credit Agreement referenced below is entered into as of November 2, 2004, among Quiksilver, Inc., a Delaware corporation (the "Company"), the other borrowers signatory hereto (collectively with the Company, the "Borrowers"), Quiksilver Australia Pty Ltd., a corporation organized under the laws of the State of Victoria, Australia ("QAPL"), Quiksilver Europa, S.L. ("Quiksilver Europa"), QS Holdings, S.a r.l., a Luxembourg company ("QS Holdings"), the lenders signatory hereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "Agent").

                                R E C I T A L S:

      WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement, dated as of June 27, 2003, as amended by the First Amendment to the Credit Agreement, dated as of May 3, 2004 (as so amended, the "Credit Agreement"), providing for the extension of credit to the Borrowers in the form of revolving credit loans and letters of credit in an aggregate principal amount not to exceed $200,000,000; and

      WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended, and the Lenders have agreed to such an amendment, on the terms and subject to the conditions set forth in this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Amendments to Credit Agreement

            (a) Title Page. The title page of the Credit Agreement is hereby amended and restated to add QUIKSILVER AMERICAS, INC. and QS WHOLESALE, INC. to the list of Borrowers thereon.

            (b) Preamble. The preamble on the first page of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "THIS CREDIT AGREEMENT, dated as of June 27, 2003, is by and among
            (1) QUIKSILVER, INC., a Delaware corporation ("Quiksilver"), NA PALI, S.A.S., QUIKSILVER JAPAN K.K., UG MANUFACTURING CO. PTY LTD., QUIKSILVER AMERICAS, INC. and QS WHOLESALE, INC. (each, individually, a "Borrower" and collectively, the "Borrowers"), (2) QUIKSILVER AUSTRALIA PTY LTD., QUIKSILVER EUROPA, S.L. and QS HOLDINGS, S.A R.L., solely with respect to and subject to Section
            6.3 hereof, the terms of which shall be fully enforceable against such entities, (3) the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), (4) JPMORGAN CHASE BANK, as administrative agent for the Lenders hereunder (in such capacity, the "Agent"), (5) UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and Joint Lead Arranger, (6) BANK OF AMERICA, N.A., as Syndication Agent, (7) U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent, and (8) J.P. MORGAN EUROPE LIMITED, as Multicurrency Agent."

            (c) Section 1.1 of the Credit Agreement.

            i. The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:

                  "Collateral Documents": the Security Agreement, the QS
            Holdings Equity Pledge, all control agreements executed pursuant to the Security Agreement, all Form UCC-1 Financing Statements and amendments thereto filed in respect of the Collateral and all other documents encumbering the Collateral or evidencing or perfecting a security interest therein that are executed or filed in favor of the Agent for the benefit of the Lenders.

                  "Intercreditor Agreement": the Intercreditor Agreement, dated as of October 29, 2004, between Quiksilver Americas, the Agent, on behalf of the Lenders, and the Leasehold Improvement Lender, as it may be amended, modified or restated from time to time.

                  "Permitted Borrowers": with respect to any Loan in the
            Approved Currencies: (a) in the case of US Dollars: Quiksilver, Quiksilver Americas and QS Wholesale, (b) in the case of Euros:
            Quiksilver and Na Pali, (c) in the case of Japanese Yen: Quiksilver and Quiksilver Japan K.K., (d) in the case of Pounds Sterling:
            Quiksilver and Na Pali, and (e) in the case of Australian Dollars:
            Quiksilver and Ug.

                  "Subsidiary": as to any Person at any time of determination, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries or Subsidiaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Quiksilver.

                                       2
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            ii. The following defined terms are hereby added to Section 1.1 of the Credit Agreement in their appropriate alphabetical position:

                  "QS Holdings": QS Holdings S.a r.l., a Luxembourg company.

                  "QS Holdings Equity Pledge": the Pledge of Shares of QS
            Holdings, dated November 2, 2004, between Quiksilver as pledgor, the Agent as pledge, and QS Holdings.

                  "QS Retail": QS Retail, Inc., a California corporation.

                  "QS Wholesale": QS Wholesale, Inc., a California corporation.

                  "Quiksilver Americas": Quiksilver Americas, Inc., a California
            corporation.

                  "Quiksilver Global Restructuring": The corporate restructuring of the consolidated Quiksilver group, including the formation of QS Holdings, Quiksilver Americas, QS Wholesale and the transactions and intragroup transfers of assets related thereto, to be completed on or about November 2, 2004.

            iii. The following defined terms in Section 1.1 of the Credit Agreement are hereby deleted:

                  "QAPL Share Mortgage" and "Quiksilver Europa Equity Pledge."

            (d) Section 2.17 of the Credit Agreement. Section 2.17 of the Agreement is hereby amended and restated as follows:

                  "2.17 QS Holdings Equity Pledge. Simultaneously with the
            effectiveness of and in connection with the Quiksilver Global Restructuring, Quiksilver shall cause the QS Holdings Equity Pledge to be executed and delivered to the Agent for the benefit of the Lenders, in form and substance satisfactory to the Agent in its sole discretion."

            (e) Section 6.3 of the Credit Agreement. QS Holdings, Quiksilver Europa and QAPL hereby agree to be bound by the provisions of Section 6.3 of the Credit Agreement and that the provisions of Section 6.3 of the Credit Agreement shall be enforceable against each of them (either singly or jointly) to the full extent as if they were Borrowers under the Credit Agreement.

            (f) Section 6.3(h) of the Credit Agreement. Section 6.3(h) of the Agreement is hereby amended and restated as follows:

                                       3
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                  "(h) Liens in favor of (i) the Leasehold Improvement Lender
            (x) securing the Leasehold Improvement Loan and (y) granted by Quiksilver Americas in favor of the Leasehold Improvement Lender pursuant to a security agreement, dated as of October 29, 2004, executed by Quiksilver Americas securing its obligations under its guaranty, dated as of October 29, 2004, of the obligations of Quiksilver, Inc. under the Leasehold Improvement Loan Agreement, and
            (ii) other leasehold improvement lenders who have become parties to an intercreditor agreement acceptable to the Agent, to secure an aggregate amount of up to US$ 25,000,000 of additional financing for the build-out of retail stores expected to be opened and/or existing stores which may be expanded, which Liens are subject to the terms of the Intercreditor Agreement;"

            (g) Section 6.4 of the Credit Agreement. Section 6.4 of the Credit Agreement is hereby amended and restated as follows:

                  "6.4 Limitation on Fundamental Changes. Quiksilver shall not, and shall not permit any of its Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except as permitted by Section 5.4, or create or acquire any Subsidiary, or convey, sell, lease, assign, transfer or otherwise dispose of all or substantially all of its property, business or assets, except that Quiksilver may consummate Acquisitions permitted by Section 6.7; provided, however, that this Section 6.4 shall not apply to the Quiksilver Global Restructuring."

            (h) Section 6.7 of the Credit Agreement. Section 6.7 of the Credit Agreement is hereby amended by deleting the period after the number "US5,000,000" at the end of subsection (g) thereof, replacing the period with a semicolon, and inserting thereafter the phrase "provided, however, that this
Section 6.7 shall not apply to the Quiksilver Global Restructuring."

            (i) Section 6.8 of the Credit Agreement. Section 6.8 of the Credit Agreement is hereby amended and restated as follows:

            "6.8 Transactions with Affiliates. Quiksilver shall not, and shall not permit any of its Subsidiaries to, enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate or with any Subsidiary that has not executed a Guarantee and Guarantor Collateral Documents, unless such transaction is in the ordinary course of Quiksilver's or such Subsidiary's business and is upon terms no less favorable to Quiksilver or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person not an Affiliate or a Subsidiary; provided, however, that

                                       4
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            this Section 6.8 shall not apply to the DC Shoes Acquisition or the
            Quiksilver Global Restructuring."

            (j) Schedule 3.19 to the Credit Agreement. Schedule 3.19 to the Credit Agreement is hereby amended to add Quiksilver Americas, QS Wholesale and QS Retail as Material Domestic Subsidiaries and QS Holdings as a Material Foreign Subsidiary.

      2. Defined Terms. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Credit Agreement.

      3. Modification of Credit Agreement. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or modification of any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein or executed in connection therewith except as provided in Section 1 hereof or (b) prejudice any right or rights the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith.

      4. Construction. This Amendment is a document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Credit Agreement, as modified by this Amendment.

      5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

      6. Governing Law. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 9.11 (Governing
Law) of the Credit Agreement, which terms and provisions are incorporated herein by reference.

      7. Amendment Not a Novation. Except as hereby amended, no other term, condition or provision of the Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

      8. Authorization. The Lenders hereby direct and instruct the Agent to execute this Amendment.

      9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      [Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Credit Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                         BORROWERS

                                         QUIKSILVER, INC.

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                         NA PALI, S.A.S.

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                         QUIKSILVER JAPAN K.K.

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                         UG MANUFACTURING CO. PTY LTD.

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                         QUIKSILVER AMERICAS, INC.

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

            [Signature Pages to Second Amendment to Credit Agreement]

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                                         QS WHOLESALE, INC.

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

            [Signature Pages to Second Amendment to Credit Agreement]

                                       OTHER QUIKSILVER ENTITIES

                                       QS HOLDINGS, S.A R.L.,
                                       solely with respect to (i) Section
                                       1(e) of the Second Amendment to the
                                       Credit Agreement and (ii) Section 6.3
                                       of the Credit Agreement (as such
                                       agreement may be amended, supplemented
                                       and otherwise modified from time to
                                       time)

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       QUIKSILVER AUSTRALIA PTY LTD.,
                                       solely with respect to (i) Section
                                       1(e) of the Second Amendment to the
                                       Credit Agreement and (ii) Section 6.3
                                       of the Credit Agreement (as such
                                       agreement may be amended, supplemented
                                       and otherwise modified from time to
                                       time)

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       QUIKSILVER EUROPA, S.L.,
                                       solely with respect to (i) Section
                                       1(e) of the Second Amendment to the
                                       Credit Agreement and (ii) Section 6.3
                                       of the Credit Agreement (as such
                                       agreement may be amended, supplemented
                                       and otherwise modified from time to
                                       time)

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

           [Signature Pages to Second Amendment to Credit Agreement]

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                                       ADMINISTRATIVE AGENT

                                       JPMORGAN CHASE BANK, as Agent for
                                       the Lenders

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

           [Signature Pages to Second Amendment to Credit Agreement]

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                                       LENDERS

                                       JPMORGAN CHASE BANK, as a Lender

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       Loan Commitment:          $25,000,000

                                       Address for Notices

                                       (a)   For Credit

                                       1411 Broadway, 5th Floor
                                       New York, New York 10018
                                       Attention: Paul J. O'Neill
                                       Telephone: (212) 391-7157
                                       Facsimile: (212) 391-7118

                                       (b)   For Operations (Other Than Letters
                                             of Credit)

                                       1411 Broadway, 5th Floor
                                       New York, New York 10018
                                       Attention: Millie Nogueras
                                       Telephone: (212) 391-6079
                                       Facsimile: (212) 391-7283

                                       (c)   For Letters of Credit

                                       Global Trade Services
                                       10420 Highland Manor Drive
                                       Building No. 2, 4th Floor
                                       Tampa, Florida 33610
                                       Attention: Mildred Bowens
                                       Telephone: (813) 432-6347
                                       Facsimile: (813) 432-5162

                                       Approved Lending Offices

                                       Applicable Lending Office for Base Rate
                                       Loans: 1411 Broadway, 5th Floor
                                       New York, New York 10018

           [Signature Pages to Second Amendment to Credit Agreement]

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                                       Applicable Lending Office for LIBOR
                                       Loans:
                                       1411 Broadway, 5th Floor
                                       New York, New York 10018

                                       Applicable Lending Office for
                                       Participations in Letters of Credit:
                                       Global Trade Services
                                       10420 Highland Manor Drive
                                       Building No. 2, 4th Floor
                                       Tampa, Florida 33610

           [Signature Pages to Second Amendment to Credit Agreement]

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                                       UNION BANK OF CALIFORNIA, N.A.,
                                       as a Lender

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       Loan Commitment:          $40,000,000

                                       Address for Notices

                                       (a)   For Credit

                                       18300 Von Karman Avenue, Suite 310
                                       Irvine, California 92612
                                       Attention: Margaret Furbank
                                       Telephone: (949) 553-6853
                                       Facsimile: (949) 553-7122

                                       (b)   For Operations

                                       601 Potrero Grande Drive
                                       Monterey Park, California 91754
                                       Attention: Shirley Davis
                                       Telephone: (323) 720-2870
                                       Facsimile: (323) 724-6198

                                       Approved Lending Offices

                                       Applicable Lending Office for Base Rate
                                       Loans:
                                       18300 Von Karman Avenue, Suite 310
                                       Irvine, California 92612

                                       Applicable Lending Office for LIBOR
                                       Loans:
                                       18300 Von Karman Avenue, Suite 310
                                       Irvine, California 92612

                                       Applicable Lending Office for
                                       Participations in Letters of Credit:
                                       1980 Saturn Street
                                       Monterey Park, California 91755

           [Signature Pages to Second Amendment to Credit Agreement]

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                                       FLEET NATIONAL BANK, as a Lender

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       Loan Commitment:          $20,000,000

                                       Address for Notices

                                       (a)   For Credit

                                       40 Broad Street
                                       Boston, Massachusetts 02115
                                       Attention: Stephen J. Garvin
                                       Telephone: (617) 434-9399
                                       Facsimile: (617) 434-6685

                                       (b)   For Operations

                                       100 Federal Street
                                       Boston, Massachusetts 02110
                                       Attention: Michelle Mogan
                                       Telephone: (617) 434-4187
                                       Facsimile: (617) 434-9933

                                       Approved Lending Offices

                                       Applicable Lending Office for Base Rate
                                       Loans: 100 Federal Street
                                       Boston, Massachusetts 02110

                                       Applicable Lending Office for LIBOR
                                       Loans:
                                       100 Federal Street
                                       Boston, Massachusetts 02110

                                       Applicable Lending Office for
                                       Participations in Letters of Credit:
                                       100 Federal Street
                                       Boston, Massachusetts 02110

           [Signature Pages to Second Amendment to Credit Agreement]

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                                       BANK OF AMERICA, N.A., as a Lender

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       Loan Commitment:          $20,000,000

                                       Address for Notices

                                       (a)   For Credit

                                       675 Anton Boulevard, 2nd Floor
                                       Costa Mesa, California 92626
                                       Attention: Cynthia K. Goodfellow
                                       Telephone: (714) 850-6547
                                       Facsimile: (714) 850-6586

                                       (b)   For Operations

                                       333 Beaudry Street; Suite 1100
                                       Los Angeles, California 90017
                                       Attention: Maria Castro
                                       Telephone: (714) 850-6504
                                       Facsimile: (714) 850-6586

                                       Approved Lending Offices

                                       Applicable Lending Office for Base Rate
                                       Loans: 675 Anton Boulevard, 2nd Floor
                                       Costa Mesa, California 92626

                                       Applicable Lending Office for LIBOR
                                       Loans:
                                       1455 Market Street, 5th Floor
                                       San Francisco, California 94103

                                       Applicable Lending Office for
                                       Participations in Letters of Credit:
                                       675 Anton Boulevard, 2nd Floor
                                       Costa Mesa, California 92626

           [Signature Pages to Second Amendment to Credit Agreement]

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                                       U.S. BANK, as a Lender

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       Loan Commitment:          $25,000,000

                                       Address for Notices

                                       (a)   For Credit

                                       4100 Newport Place, Suite 120
                                       Newport Beach, California 92660
                                       Attention: Marni Lombardo
                                       Telephone: (949) 863-2365
                                       Facsimile: (949) 863-2335

                                       (b)   For Operations

                                       4100 Newport Place
                                       Newport Beach, California 92660
                                       Attention: Patti Brant
                                       Telephone: (949) 863-2470
                                       Facsimile: (949) 863-2335

                                       Approved Lending Offices

                                       Applicable Lending Office for Base Rate
                                       Loans: 4100 Newport Place, Suite 120
                                       Newport Beach, California 92660

                                       Applicable Lending Office for LIBOR
                                       Loans:
                                       4100 Newport Place, Suite 120
                                       Newport Beach, California 92660

                                       Applicable Lending Office for
                                       Participations in Letters of Credit:
                                       4100 Newport Place, Suite 120
                                       Newport Beach, California 92660

           [Signature Pages to Second Amendment to Credit Agreement]

                                       COMERICA BANK, as a Lender

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       Loan Commitment:          $10,000,000

                                       Address for Notices

                                       (a)   For Credit

                                       201 North Figueroa Street, Suite 1425
                                       Los Angeles, California 90012
                                       Attention: Deborah Jenkins
                                       Telephone: (213) 484-3729
                                       Facsimile: (213) 484-3775

                                       (b)   For Operations

                                       201 North Figueroa Street, Suite 1425
                                       Los Angeles, California 90012
                                       Attention: Margarita Quiteno
                                       Telephone: (213) 484-3722
                                       Facsimile: (213) 484-3775

                                       Approved Lending Offices

                                       Applicable Lending Office for Base Rate
                                       Loans: 333 West Santa Clara Street
                                       San Jose, California 95113

                                       Applicable Lending Office for LIBOR
                                       Loans:
                                       333 West Santa Clara Street
                                       San Jose, California 95113

                                       Applicable Lending Office for
                                       Participations in Letters of Credit:
                                       333 West Santa Clara Street
                                       San Jose, California 95113

           [Signature Pages to Second Amendment to Credit Agreement]

                                       HSBC BANK USA, as a Lender

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       Loan Commitment:          $20,000,000

                                       Address for Notices

                                       (a)   For Credit

                                       452 Fifth Avenue, 4th Floor
                                       New York, New York 10018
                                       Attention: Michael Behuniak/George
                                       Ahlmeyer
                                       Telephone: (212) 525-6589
                                       Facsimile: (212) 525-6905

                                       (b)   For Operations

                                       1 HSBC Center, 26th Floor
                                       Buffalo, New York 14203
                                       Attention: Donna L. Riley
                                       Telephone: (716) 841-4178
                                       Facsimile: (716) 841-0269

                                       Approved Lending Offices

                                       Applicable Lending Office for Base Rate
                                       Loans: 452 Fifth Avenue, 4th Floor
                                       New York, New York 10018

                                       Applicable Lending Office for LIBOR
                                       Loans:
                                       452 Fifth Avenue, 4th Floor
                                       New York, New York 10018

                                       Applicable Lending Office for
                                       Participations in Letters of Credit:
                                       452 Fifth Avenue, 4th Floor
                                       New York, New York 10018

           [Signature Pages to Second Amendment to Credit Agreement]

                                      BANK ONE, N.A., as a Lender

                                      By: ____________________________________
                                      Name: __________________________________
                                      Title: _________________________________

                                      Loan Commitment:          $15,000,000

                                      Address for Notices

                                      (a)   For Credit

                                      131 South Dearborn Street
                                      Chicago, Illinois 60603
                                      Attention: Marion Church
                                      Telephone: (312) 325-3234
                                      Facsimile: (312) 325-3050

                                      (b)   For Operations

                                      1 Bank One Plaza, Suite IL 1-0088
                                      Chicago, Illinois 60670
                                      Attention: Saul Gierstikas
                                      Telephone: (312) 732-1794
                                      Facsimile: (312) 732-4303

                                      Approved Lending Offices

                                      Applicable Lending Office for Base Rate
                                      Loans: Bank One Plaza, Suite IL 1-0086
                                      Chicago, Illinois 60670

                                      Applicable Lending Office for LIBOR Loans:
                                      Bank One Plaza, Suite IL 1-0086
                                      Chicago, Illinois 60670

                                      Applicable Lending Office for
                                      Participations in Letters of Credit:
                                      Bank One Plaza, Suite IL 1-0086
                                      Chicago, Illinois 60670

           [Signature Pages to Second Amendment to Credit Agreement]

                                      BANK LEUMI USA, as a Lender

                                      By: ____________________________________
                                      Name:  Jacques V. Delvoye
                                      Title: Vice President

                                      Loan Commitment:          $10,000,000

                                      Address for Notices

                                      (a)   For Credit

                                      Bank Leumi USA
                                      8383 Wilshire Boulevard, #400
                                      Beverly Hills, California 90211
                                      Attention: Jacques Delvoye
                                      Telephone: (323) 966-4727
                                      Facsimile: (323) 966-4248

                                      (b)   For Operations

                                      Bank Leumi USA
                                      8383 Wilshire Boulevard, #400
                                      Beverly Hills, California 90211
                                      Attention: Jacques Delvoye
                                      Telephone: (323) 966-4727
                                      Facsimile: (323) 966-4248

                                      Approved Lending Offices

                                      Applicable Lending Office for Base Rate
                                      Loans:
                                      Bank Leumi USA
                                      8383 Wilshire Boulevard, #400
                                      Beverly Hills, California 90211

                                      Applicable Lending Office for LIBOR Loans:
                                      Bank Leumi USA
                                      8383 Wilshire Boulevard, #400
                                      Beverly Hills, California 90211

                                      Applicable Lending Office for
                                      Participations in Letters of Credit:
                                      Bank Leumi USA
                                      8383 Wilshire Boulevard, #400
                                      Beverly Hills, California 90211

           [Signature Pages to Second Amendment to Credit Agreement]

                                       ISRAEL DISCOUNT BANK OF NEW YORK,
                                       as a Lender

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

                                       Loan Commitment:          $15,000,000

                                       Address for Notices

                                       (a)   For Credit

                                       511 Fifth Avenue
                                       New York, New York 10017
                                       Attention: Alan Lefkowitz
                                       Telephone: (212) 551-8288
                                       Facsimile: (212) 551-8720

                                       (b)   For Operations

                                       511 Fifth Avenue
                                       New York, New York 10017
                                       Attention: Alan Lefkowitz
                                       Telephone: (212) 551-8288
                                       Facsimile: (212) 551-8720

                                       Approved Lending Offices

                                       Applicable Lending Office for Base Rate
                                       Loans: 511 Fifth Avenue
                                       New York, New York 10017

                                       Applicable Lending Office for LIBOR
                                       Loans:
                                       511 Fifth Avenue
                                       New York, New York 10017

                                       Applicable Lending Office for
                                       Participations in Letters of Credit:
                                       511 Fifth Avenue
                                       New York, New York 10017

           [Signature Pages to Second Amendment to Credit Agreement]